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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 7, 1997


                                  RAMBUS INC.
                                  -----------

            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                       000-22339             94-3112828
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

                              2465 LATHAM STREET
                        MOUNTAIN VIEW, CALIFORNIA 94040
                        -------------------------------

         (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                (650) 944-8000


                                NOT APPLICABLE
                                --------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.   OTHER EVENTS.

     In connection with the Semiconductor Technology License Agreement between Intel Corporation ("Intel") and Rambus Inc. ("Rambus") dated November 15, 1996 (the "Semiconductor Technology License Agreement"), Rambus issued to Intel a warrant to purchase 1,000,000 shares of its common stock at $10.00 per share (the "Warrant"). The Warrant was issued to Intel on January 7, 1997 and provided, among other things, that the Warrant would expire on the eighth (8th) anniversary of the date of the issuance of the Warrant, provided, however, that if the vesting had not occurred on or prior to December 31, 2000 the Warrant would expire on December 31, 2000.

     In September 1997, Rambus reissued the Warrant (the "Reissued Warrant") with a revised expiration date, but in all other respects the Reissued Warrant contained terms identical to the Warrant, including the issuance date of January 7, 1997 and vesting provisions. A copy of the Reissued Warrant is attached hereto as Exhibit 4.4. The Reissued Warrant provides, among other things, that the Reissued Warrant will expire on the eighth (8th) anniversary of the date of the issuance of the Reissued Warrant, provided, however, that if the Reissued Warrant has not vested on or prior to twelve (12) months following the Success Determination Date (as such term is defined in the Semiconductor Technology License Agreement, filed as exhibit 10.4 to Amendment No. 4 to the Company's Registration Statement on Form S-1 (333-22885)), then the Reissued Warrant shall expire on the date twelve (12) months following the Success Determination Date.

    The Reissued Warrant is subject to adjustment in the event of stock splits and stock dividends. Accordingly, giving effect to Rambus' recent 4-for-1 stock split, the Reissued Warrant currently represents the right to acquire 4,000,000 shares of Rambus common stock at $2.50 per share.

     The foregoing description of the Reissued Warrant is qualified in its entirety by the terms of the Reissued Warrant, which is attached hereto as
Exhibit 4.4 and is hereby incorporated by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits.
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               4.4  Warrant No. 1-REV dated January 7, 1997 issued to Intel
                    Corporation to purchase shares of the Registrant's common stock.

                                      -2-
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   RAMBUS INC.
                                   A Delaware Corporation
                                   July 7, 2000


                                   By:  /s/ Geoff Tate
                                        ----------------------------------------
                                        Geoff Tate
                                        Chief Executive Officer and Director
                                        (Principal Executive Officer)
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                                 EXHIBIT INDEX


Exhibit Number      Description
--------------      -----------

4.4 Warrant No. 1-REV dated January 7, 1997 issued to Intel Corporation to purchase shares of the Registrant's common stock.